Exhibit 10.15
SERVICING AND MANAGEMENT AGREEMENT
     This Servicing and Management Agreement (“Agreement” is made and entered into effective as of June 10, 2010 (“Effective Date”), by and between SOUTH BAY ACCEPTANCE CORPORATION, a California corporation (“Borrower”), and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company (“Lender”), as follows:
     Borrower and Lender have entered into that certain Loan and Security Agreement of even date herewith (the “Loan Agreement”), pursuant to which Lender has agreed to make certain loans and financial accommodations to Borrower.
     Borrower has entered into, and shall in the future enter into, certain Premium Finance Agreements with Obligors, which transactions are evidenced by certain Premium Finance Documents and books and records in respect thereof (collectively referred to, and more particularly defined below, as the “Portfolio”).
     Borrower is experienced in servicing insurance premium financing transactions of the type included in the Portfolio and has the expertise and resources to manage, collect, enforce and generally service the Portfolio for the purpose of maximizing the value thereof.
     Pursuant to the Loan Agreement, Borrower has granted to Lender a continuing security interest, lien and collateral assignment in and to substantially all present and hereafter acquired property of Borrower, including without limitation, the Portfolio.
     Borrower and Lender have agreed to enter into this Agreement, provided, that the arrangements in respect of the engagement and performance by Borrower of its duties hereunder at all times are in compliance with the requirements of the Loan Agreement.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed by and between Borrower and Lender as follows:
     1. Definitions. Unless otherwise defined herein, terms defined in the Loan Agreement, wherever used in this Agreement, shall have the same meanings as are defined by the Loan Agreement (which definitions, to the extent used in this Agreement, are hereby deemed to be incorporated herein by reference with the same effect as if set forth herein in their entirety). Further, the rules of construction set forth in Section 1.4 of the Loan Agreement are hereby deemed to be incorporated herein by reference with the same effect as if set forth herein in their entirety. In addition, the following definitions shall also apply in this Agreement:
     “Borrower” has the meaning set forth in the opening paragraph of this Agreement, and includes any legal successor.
     “Collection Costs” means professional fees and cost reimbursement obligations to attorneys and other professionals, court costs, filing fees, service or other process fees,

garnishment fees and other costs incurred by Borrower in respect of or in connection with servicing the Portfolio.
     “Effective Date” has the meaning set forth in the opening paragraph of this Agreement.
     “Financing Completion Date” means the date when the Loan Agreement and the Lender’s commitments to make Advances have been terminated and the Obligations have been paid in full.
     “Loan Agreement” means the Loan and Security Agreement described in the Recitals to this Agreement, as it may be extended, modified, supplemented, amended and restated, amended, or restated from time to time.
     “Portfolio” means the Premium Finance Documents and all insurance premium finance transactions evidenced thereby, all Premium Finance Collateral, the Books relating to the Premium Finance Documents, all Collections and other proceeds in respect thereof, and all rights to payment and enforcement, remedies and powers related thereto.
     “Servicing Fee” has the meaning set forth in Section 4 hereof.
     “Servicing Termination Date” means (i) in the event the Termination Date occurs pursuant to Section 10(a), the earlier of the Financing Completion Date or the Transition Completion Date, and (ii) in the event the Termination Date occurs pursuant to Section 10(b), the Termination Date as determined pursuant to Section 10(b).
     “Termination Date” means the effective date of any termination of this Agreement pursuant to Sections 10(a) or 10(b), as the case may be.
     “Transition Completion Date” has the meaning set forth in Section 11(b).
     2. Servicing Duties. Borrower agrees to provide servicing and management of the Portfolio at all times on and after the Effective Date and continuing through the Servicing Termination Date, in all cases subject to the terms of this Agreement. Such services include, without limitation, (i) possessing, keeping and maintaining Books, (ii) receiving, processing, accounting for and delivering all Collections to the Collection Account until the Servicing Termination Date, (iii) monitoring and pursuing payments under the Premium Finance Documents, (iv) monitoring and managing all Premium Finance Collateral, (v) subject to Section 7, non-judicial and judicial enforcement, liquidation and collection of the Premium Finance Documents, including engagement of attorneys or other professionals for such purpose, and (vi) taking all lawful actions and procedures as reasonably required to comply with Borrower’s obligations under the Premium Finance Documents, maximize the value of the Portfolio and collect the Premium Finance Documents and Premium Finance Collateral included therein.
     3. Borrower’s Reporting Duties. Until the Servicing Termination Date, Borrower will timely deliver to Lender all reporting required by Section 6.2 of the Loan Agreement and any other items or information in respect of the Premium Finance Documents required to be delivered by Borrower to Lender from time to time pursuant to the Loan Agreement, in each case in form reasonably satisfactory to Lender.
     4. Servicing Fee. In consideration of Borrower’s services, provided no Event of Default exists, Borrower shall retain and Lender shall permit Borrower to retain sums sufficient to cover its operating expenses (“Servicing Fee”).
     5. Borrower’s Performance; Standard of Care and Diligence. At all times Borrower shall perform its duties under this Agreement with respect to the Portfolio in compliance in all material respects with all Applicable Laws and in accordance with prudent industry standards for the servicing and management of similar property. Borrower will use commercially reasonable efforts to maximize Collections in respect of the Portfolio. Except as otherwise provided in this Agreement, Borrower will not engage or use any sub-servicer or agent in connection with its obligations under this Agreement.
     6. Compromise Authority. Unless and until otherwise instructed by Lender at any time when an Event of Default is in existence, Borrower shall have authority in its sole discretion, subject to Section 5, to compromise and settle Premium Finance Documents and other obligations included in the Portfolio, provided, that Borrower has concluded that such compromise and settlement is necessary for maximizing the value of the Portfolio.
     7. Litigation; Court Costs; Professional Costs. Borrower will not institute legal proceedings for collection against an Obligor in respect of a Premium Finance Document unless Borrower has determined that to do so is reasonably expected to enhance the likelihood of maximizing the amount recoverable in respect of such Premium Finance Document. Borrower will prosecute such legal proceedings as it deems appropriate or necessary; provided, that following notice by Lender at any time when an Event of Default exists, such proceedings shall be conducted solely at the direction of Lender. Borrower shall be solely responsible for payment of all Collection Costs to the extent not recovered by Borrower directly from Obligors.
     8. [Reserved].
     9. Borrower’s Additional Covenants. In addition to the other covenants and agreements made by Borrower under this Agreement, Borrower covenants and agrees that during the term of this Agreement, it will timely perform each of the following:
     (a) Perfect and maintain its interests in the Portfolio.
     (b) Unless otherwise directed by Lender after the Servicing Termination Date, instruct Obligors in writing, and otherwise take such reasonable steps to ensure, that all payments by such Obligors shall be directed and delivered to the Collection Account.
     (c) Maintain complete and accurate files with respect to each Premium Finance Document and all documents in respect thereof, with complete and accurate notations of all collection activities.
     (d) Provide such information and documentation in respect of the Portfolio, and Borrower’s activities in performance of its duties under this Agreement, in reasonable detail, as Lender may request pursuant to the Loan Agreement, until the Servicing Termination Date.
     (e) Maintain adequate qualified personnel and appropriate equipment, facilities and support services necessary to perform its duties under this Agreement.
     (f) Verify, at all appropriate times, that all tangible Portfolio collateral is properly insured as required by the related Premium Finance Documents.
     (g) To the extent required by the Loan Agreement, promptly notify Lender of the failure of any Obligor to perform any material obligations under any document relating to a Premium Finance Document, and also of any of the following of which Borrower has notice: (i) sale or transfer of any collateral with respect to any Premium Finance Document, (ii) change of address, death, incapacity, bankruptcy or insolvency of an Obligor, or (iii) material loss or damage to any collateral securing a Premium Finance Document.
     10. Termination.
     (a) Prior to the Financing Completion Date, this Agreement may be terminated only (i) by mutual consent of Borrower and Lender or (ii) by Lender pursuant to Section 12(c).
     (b) On the Financing Completion Date, this Agreement shall be terminated automatically.
     11. Transition in Respect of Termination Prior to Financing Completion Date. In connection with any termination of this Agreement prior to the Financing Completion Date:
     (a) Borrower shall cooperate fully with Lender in establishing replacement arrangements for servicing and managing the Portfolio which are satisfactory to Lender in its sole discretion. Without limitation, Borrower will (i) deliver to Lender or its designee all documents and Books relating to the Portfolio, including, without limitation, all litigation files, data, tapes or disks, credit files, ledger cards, printout and other computer records, (ii) execute any notices to Obligors as may be requested by Lender, and (iii) provide full assistance and cooperation to Lender and its designee(s) in the transfer and transition of servicing and managing the Portfolio, as Lender may request. Lender agrees to provide opportunities to Borrower to make copies or extracts of information delivered without unreasonable interference with the use of such information.
     (b) Notwithstanding any stated effective date of any such termination, Borrower shall not be released from its obligations to perform its duties under this Agreement, and Borrower shall continue performance of such obligations in full compliance with the standards prescribed by Section 5, until the date (the “Transition Completion Date”) when the transition and establishment of replacement arrangements for servicing and managing the Portfolio have been completed to Lender’s satisfaction in its sole discretion.

     12. Financing. Until the Servicing Termination Date, notwithstanding any other provision of this Agreement:
     (a) Acknowledgement of Lender’s Lien. Borrower acknowledges Lender’s continuing security interest, lien and collateral assignment in and to the Collateral, including without limitation, the Premium Finance Documents and Premium Finance Collateral.
     (b) Continued Servicing Following Notice. On and after written notice by Lender to Borrower at any time when any Event of Default is in existence, Borrower shall continue to perform all of its obligations and duties under this Agreement for the benefit of Lender, as secured party, for the account of Borrower, in full compliance with the standards prescribed by Section 5. Borrower expressly acknowledges and agrees that at all times on and after any notice by Lender under this Section 12(b), Lender is acting solely as a secured party of Borrower, and Borrower shall be an independent contractor and not an agent of Lender.
     (c) Termination by Lender. At any time when (i) any Event of Default under Section 8.1, 8.2(a), 8.4, 8.5, 8.9, or 8.16 of the Loan Agreement has occurred and is continuing, or (ii) Lender has determined in its Permitted Discretion that Borrower, Fortegra or any of their respective Affiliates, officers, directors or agents has engaged in fraudulent conduct in connection with any aspect of its handling of the Premium Finance Receivables, cash collected on account thereof, or any other Collateral, Lender shall have the right in its discretion to terminate this Agreement by written notice to Borrower, subject to Borrower’s continuing transition obligations as provided by Section 11.
     (d) Reports. Borrower hereby agrees to provide to Lender, such records, reports, information and related documents as are required to be delivered to Lender pursuant to the Loan Agreement from time to time in respect of the Portfolio or otherwise relating to Borrower’s actions in respect thereof under this Agreement.
     (e) Loan Agreement. Borrower hereby irrevocably agrees that, in performing or observing any obligations and duties under this Agreement, it will at all times abide by all requirements of the Loan Agreement applicable to servicing and management of the Premium Finance Documents. Without limiting the foregoing, Borrower acknowledges that all Collections are subject to an express Lien in favor of Lender and agrees that it will cause all Collections in respect of the Portfolio to be promptly deposited to the Collection Account, without offset or deduction, in accordance with the requirements of the Loan Agreement. Borrower acknowledges and agrees that any and all instruments, agreements and other documents in respect of the Portfolio which come into Borrower’s custodial possession at all times remain subject to the Lender’s Liens, and Borrower expressly agrees to promptly deliver possession thereof to Lender on demand at any time when any Event of Default is in existence. Nothing contained in this Agreement shall authorize Borrower to take any action under this Agreement which is prohibited by the Loan Agreement or applicable law. Nothing in this Agreement shall in any manner release or discharge Borrower from its continuing obligations and duties under the Loan

Agreement. In the event of any conflict between the provisions of this Agreement and the Loan Agreement, the provisions of the Loan Agreement shall prevail.
     (f) Borrower irrevocably agrees and acknowledges that Lender is a beneficiary under this Agreement and shall be entitled to enforce any and all rights or benefits provided hereunder, in Lender’s name for the account of Borrower, at any time, and from time to time, provided, that it is expressly agreed that Lender shall have no duties or obligations under this Agreement, except as expressly provided herein.
     13. INDEMNIFICATION OF LENDER. BORROWER HEREBY INDEMNIFIES, AND AGREES TO DEFEND AND HOLD LENDER HARMLESS FOR, FROM, AGAINST AND IN RESPECT OF, AND SHALL ON DEMAND REIMBURSE LENDER FOR, ANY AND ALL LOSS, LIABILITY OR DAMAGE TO LENDER RELATING TO (A) THE FAILURE OF BORROWER TO PERFORM ANY COVENANT OR AGREEMENT MADE HEREUNDER, (B) THE BREACH OF ANY WARRANTY OR REPRESENTATION MADE BY BORROWER HEREUNDER, (C) ANY LIABILITIES OR OBLIGATIONS ARISING DIRECTLY OR INDIRECTLY FROM ANY VIOLATION OR CLAIMED VIOLATION BY BORROWER (OR OTHERS PERFORMING SERVICES ON BORROWER’S BEHALF) OF ANY APPLICABLE LAW AND (D) ANY AND ALL ACTIONS, SUITS, PROCEEDINGS, CLAIMS, DEMANDS, ASSESSMENTS, JUDGMENTS, COSTS AND EXPENSES, INCLUDING, WITHOUT LIMITATION, REASONABLE COURT COSTS, REASONABLE AND DOCUMENTED OUT-OF-POCKET ATTORNEYS’ FEES AND OTHER EXPENSES INCIDENT TO ANY OF THE FOREGOING. THE PROVISIONS OF THIS SECTION 13 SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT. NOTWITHSTANDING THE FOREGOING, BORROWER SHALL NOT BE REQUIRED TO INDEMNIFY THE LENDER FROM ANY OF THE FOREGOING ARISING FROM LENDER’S BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR BREACH OF THIS AGREEMENT BY LENDER.
     14. Notices. All notices or demands under this Agreement shall be in writing and shall be delivered and effective in accordance with the terms set forth in Section 12 of the Loan Agreement.
     15. Governing Law; Venue; Consent to Jurisdiction.
     (a) THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR

OTHER PROPERTY MAY BE BROUGHT, AT LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWER AND LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.
     (c) EACH OF BORROWER AND LENDER HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
     16. Captions. The captions of the various Sections of this Agreement have been inserted only for convenience of reference, and shall not be deemed to modify, explain, enlarge, or restrict any provision of this Agreement or affect the construction hereof.
     17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single agreement. Delivery of an executed counterpart of a signature page to this Agreement by either (a) facsimile transmission or (b) electronic transmission in either Tagged Image Format Files (TIFF) or Portable Document Format (PDF), shall be equally as effective as delivery of a manually executed counterpart of this Agreement.
     18. Remedies Cumulative. Except as otherwise expressly limited herein, the rights, remedies, powers and privileges given to any party by this Agreement shall be in addition to all rights, remedies, powers and privileges given to that party by any statute or rule of law. Any forbearance or failure or delay in exercising any right, remedy, power or privilege hereunder shall not be deemed to be a waiver of such right, remedy, power or privilege and any single or partial exercise of any right, remedy, power or privilege shall not preclude the further exercise thereof or be deemed to be a waiver of any other right, remedy, power or privilege.
     19. Severability. If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect of any other provision hereof.
     20. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns; provided, that Borrower may not delegate performance of its duties hereunder without the prior written consent of Lender, until the Servicing Termination Date.
     21. Amendment. This Agreement may not be amended or modified except in writing signed by Borrower and Lender.
     22. Entire Agreement; Amendment. This Agreement (including any exhibits and schedules hereto), together with the other Loan Documents, contains the entire agreement between the parties with respect to the transactions contemplated hereby, and supersedes all written or oral communications and understandings prior to the date hereof. This Agreement may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements.
[Signature Page Follows]

     IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the Effective Date.

BORROWER: SOUTH BAY ACCEPTANCE CORPORATION
By:	/s/ Michael Vrban
	Name:	Michael Vrban
	Title:	Treasurer

LENDER: WELLS FARGO CAPITAL FINANCE, LLC
By:	/s/ Kyle Coleman
	Name:	Kyle Coleman
	Title:	Vice President

Signature Page to Servicing and Management Agreement